Exhibit 32.2 Certification of Chief Financial Officer pursuant to Section 906 of Sarbanes- Oxley Act of 2002

In connection with the Annual Report of Long Island Financial Corp., (the Company) on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Thomas Buonaiuto, Vice President & Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           /s/ Thomas Buonaiuto
                                           --------------------
                                           Thomas Buonaiuto
                                           Vice President & Treasurer
                                           May 17, 2004

A signed original of this written statement required by Section 906 has been provided to Long Island Financial Corp. and will be retained by Long Island Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.